Supplement dated August 14, 2009
to the
Class A Shares, Class B Shares,
Class C Shares and Class I Shares Prospectuses

Dated July 31, 2009
VAN KAMPEN EQUITY TRUST,
on behalf of its series,
Van Kampen Leaders Fund
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund
Van Kampen Utility Fund
Van Kampen Value Opportunities Fund

Effective September 14, 2009, the Prospectuses are hereby supplemented as follows:

1)  The first sentence of the first paragraph of the section entitled “Summary — Purchase and Sale of Fund Shares” is hereby deleted in its entirety and replaced with the following:

The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund.

2)  The first sentence of the eighth paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for Class A Shares, Class B Shares and Class C Shares for regular accounts and retirement accounts; and $50 for Class A Shares, Class B Shares and Class C Shares for accounts participating in a systematic investment program established directly with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFNDSPT18 8/09